Exhibit (m)(1):  Calculations of Illustrations for VUL IV/VUL IV - ES NY

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $13,503.18
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $10,956.97
+ Annual Premium*                  $ 3,500.00
- Premium Expense Charge**         $   122.50
- Monthly Deduction***             $   561.92
- Mortality & Expense Charge****   $   126.26
+ Hypothetical Rate of Return***** $  (143.10)
                                   -----------
=                                  $   13,503  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $46.76
2       $46.77
3       $46.78
4       $46.80
5       $46.81
6       $46.82
7       $46.83
8       $46.85
9       $46.86
10      $46.87

Month    COI
-----   ------
11      $46.88
12      $46.90

Total  $561.92

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $ (12.25)
2       $ (12.19)
3       $ (12.13)
4       $ (12.07)
5       $ (12.01)
6       $ (11.95)
7       $ (11.89)
8       $ (11.84)
9       $ (11.78)
10      $ (11.72)
11      $ (11.66)
12      $ (11.60)
Total   $(143.10)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,503.18
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $   10,638 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $16,259.46
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $12,791.54
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   122.50
- Monthly Deduction***              $   557.05
- Mortality & Expense Charge****    $   142.82
+ Hypothetical Rate of Return*****  $   790.28
                                    ----------
=                                   $   16,259 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   -----
1        $46.43
2        $46.43
3        $46.43
4        $46.42
5        $46.42
6        $46.42
7        $46.42
8        $46.42
9        $46.42
10       $46.42
11       $46.41
12       $46.41
Total   $557.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
1       $ 65.69
2       $ 65.72
3       $ 65.75
4       $ 65.78
5       $ 65.81
6       $ 65.84
7       $ 65.87
8       $ 65.90
9       $ 65.93
10      $ 65.96
11      $ 66.00
12      $ 66.03
Total   $790.28

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,259.46
- Year 5 Surrender Charge       $ 2,865.50
                                ----------
=                               $   13,394 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $19,495.53
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $14,860.75
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   122.50
- Monthly Deduction***              $   551.44
- Mortality & Expense Charge****    $   161.49
+ Hypothetical Rate of Return*****  $ 1,970.22
                                    ----------
=                                   $   19,496 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month   COI
-----  ------
1      $ 46.06
2      $ 46.04
3      $ 46.02
4      $ 46.00
5      $ 45.98
6      $ 45.96
7      $ 45.95
8      $ 45.93
9      $ 45.91
10     $ 45.89
11     $ 45.87
12     $ 45.85
Total  $551.44

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  159.23
2       $  160.11
3       $  160.99
4       $  161.88
5       $  162.78
6       $  163.68
7       $  164.60
8       $  165.52
9       $  166.45
10      $  167.38
11      $  168.33
12      $  169.28
Total   $1,970.22

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $19,495.53
- Year 5 Surrender Charge      $ 2,865.50
                               ----------
=                              $   16,630 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $99,836.46
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4  $ 80,928.06
+ Annual Premium*                  $ 25,000.00
- Premium Expense Charge**         $    875.00
- Monthly Deduction***             $  3,233.30
- Mortality & Expense Charge****   $    929.68
+ Hypothetical Rate of Return***** $ (1,053.63)
                                   ------------
=                                  $    99,836  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  269.10
2       $  269.16
3       $  269.22
4       $  269.29
5       $  269.35
6       $  269.41
7       $  269.47
8       $  269.54
9       $  269.60
10      $  269.66
11      $  269.72
12      $  269.78
Total   $3,233.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----     ---------
1         ($89.86)
2         ($89.48)
3         ($89.11)
4         ($88.73)
5         ($88.36)
6         ($87.99)
7         ($87.61)
8         ($87.24)
9         ($86.87)
10        ($86.50)
11        ($86.13)
12        ($85.76)
Total  ($1,053.63)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $99,836.46
- Year 5 Surrender Charge      $20,840.00
                               ----------
=                              $   78,996 (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $120,050.39
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $94,366.36
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 3,205.01
- Mortality & Expense Charge****     $ 1,050.89
+ Hypothetical Rate of Return*****   $ 5,814.93
                                     ----------
=                                    $  120,050 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month   COI
-----   -------
1       $  267.19
2       $  267.17
3       $  267.15
4       $  267.13
5       $  267.11
6       $  267.09
7       $  267.08
8       $  267.06
9       $  267.04
10      $  267.02
11      $  267.00
12      $  266.98
Total   $3,205.01

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  481.69
2       $  482.21
3       $  482.73
4       $  483.25
5       $  483.78
6       $  484.30
7       $  484.83
8       $  485.36
9       $  485.89
10      $  486.43
11      $  486.96
12      $  487.50
Total   $5,814.93

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $120,050.39
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $    99,210 (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,767.47
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $109,514.91
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,172.52
- Mortality & Expense Charge****     $  1,187.51
+ Hypothetical Rate of Return*****   $ 14,487.59
                                     -----------
=                                    $   143,767 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  265.03
2       $  264.91
3       $  264.80
4       $  264.68
5       $  264.56
6       $  264.44
7       $  264.32
8       $  264.20
9       $  264.08
10      $  263.96
11      $  263.83
12      $  263.71
Total   $3,172.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $ 1,167.38
2       $ 1,174.44
3       $ 1,181.56
4       $ 1,188.74
5       $ 1,195.98
6       $ 1,203.27
7       $ 1,210.63
8       $ 1,218.04
9       $ 1,225.52
10      $ 1,233.05
11      $ 1,240.65
12      $ 1,248.31
Total   $14,487.59

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $143,767.47
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   122,927 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $12,016.19
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $9,803.62
+ Annual Premium*                   $3,500.00
- Premium Expense Charge**          $  122.50
- Monthly Deduction***              $  921.46
- Mortality & Expense Charge****    $  114.13
+ Hypothetical Rate of Return*****  $ (129.34)
                                    ----------
=                                   $  12,016  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $ 69.15
2       $ 69.17
3       $ 69.20
4       $ 69.22
5       $ 69.25
6       $ 69.28
7       $ 69.30
8       $ 69.33
9       $ 69.35
10      $ 69.38
11      $ 69.40
12      $ 69.43
Total   $831.46

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $ (11.24)
2       $ (11.15)
3       $ (11.07)
4       $ (10.99)
5       $ (10.90)
6       $ (10.82)
7       $ (10.74)
8       $ (10.65)
9       $ (10.57)
10      $ (10.49)
11      $ (10.40)
12      $ (10.32)
Total   $(129.34)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $12,016.19
- Year 5 Surrender Charge      $ 2,865.50
                               ----------
=                              $    9,151 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $14,547.76
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $11,498.26
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   122.50
- Monthly Deduction***              $   914.84
- Mortality & Expense Charge****    $   129.45
+ Hypothetical Rate of Return*****  $   716.29
                                    ----------
=                                   $   14,548 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $ 68.70
2       $ 68.70
3       $ 68.71
4       $ 68.72
5       $ 68.73

Month    COI
-----   ------
6       $ 68.73
7       $ 68.74
8       $ 68.75
9       $ 68.75
10      $ 68.76
11      $ 68.77
12      $ 68.78
Total   $824.84

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $   60.30
2       $   60.19
3       $   60.08
4       $   59.97
5       $   59.86
6       $   59.75
7       $   59.64
8       $   59.53
9       $   59.41
10      $   59.30
11      $   59.19
12      $   59.08
Total   $  716.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $14,547.76
- Year 5 Surrender Charge      $ 2,865.50
                               ----------
=                              $   11,682 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $275,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $275,000 or 222% x $17,527.73
                     = $275,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $13,413.72
+ Annual Premium*                   $ 3,500.00
- Premium Expense Charge**          $   122.50
- Monthly Deduction***              $   907.22
- Mortality & Expense Charge****    $   146.76
+ Hypothetical Rate of Return*****  $ 1,790.49
                                    ----------
=                                   $   17,528 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month    COI
-----   ------
1       $ 68.19
2       $ 68.17
3       $ 68.16
4       $ 68.14
5       $ 68.13
6       $ 68.11
7       $ 68.09
8       $ 68.08
9       $ 68.06
10      $ 68.04
11      $ 68.03
12      $ 68.01
Total   $817.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  146.31
2       $  146.82
3       $  147.34
4       $  147.86
5       $  148.38
6       $  148.91
7       $  149.45
8       $  149.99
9       $  150.53
10      $  151.08
11      $  151.63
12      $  152.19
Total   $1,790.49

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $17,527.73
- Year 5 Surrender Charge      $ 2,865.50
                               ----------
=                              $   14,662 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $88,010.38
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $71,798.96
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $   875.00
- Monthly Deduction***              $ 6,135.80
- Mortality & Expense Charge****    $   833.33
+ Hypothetical Rate of Return*****  $  (944.44)
                                    -----------
=                                   $   88,010  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  502.85
2       $  503.03
3       $  503.20
4       $  503.38
5       $  503.56
6       $  503.73
7       $  503.91
8       $  504.08
9       $  504.25
10      $  504.43
11      $  504.60
12      $  504.78
Total   $6,045.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1        ($81.82)
2        ($81.25)
3        ($80.69)
4        ($80.12)
5        ($79.55)
6        ($78.98)
7        ($78.42)
8        ($77.85)
9        ($77.29)
10       ($76.72)
11       ($76.16)
12       ($75.60)
Total   ($944.44)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $88,010.38
- Year 5 Surrender Charge      $20,840.00
                               ----------
=                              $   67,170 (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $106,457.05
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $84,136.29
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $   875.00
- Monthly Deduction***              $ 6,087.61
- Mortality & Expense Charge****    $   944.86
+ Hypothetical Rate of Return*****  $ 5,228.23
                                    ----------
=                                   $  106,457 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  499.58
2       $  499.62
3       $  499.66
4       $  499.70
5       $  499.74
6       $  499.78
7       $  499.82
8       $  499.86
9       $  499.90
10      $  499.94
11      $  499.98
12      $  500.02
Total   $5,997.61

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $  439.03
2       $  438.43
3       $  437.83
4       $  437.22
5       $  436.61
6       $  436.00
7       $  435.39
8       $  434.78
9       $  434.16
10      $  433.54
11      $  432.92
12      $  432.30
Total   $5,228.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $106,457.05
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $    85,617 (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $128,161.50
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4   $98,075.51
+ Annual Premium*                   $25,000.00
- Premium Expense Charge**          $   875.00
- Monthly Deduction***              $ 6,032.14
- Mortality & Expense Charge****    $ 1,070.82
+ Hypothetical Rate of Return*****  $13,063.95
                                    ----------
=                                   $  128,162 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**  Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
1       $  495.89
2       $  495.76
3       $  495.64
4       $  495.51
5       $  495.38

Month      COI
-----   --------
6       $  495.25
7       $  495.12
8       $  494.99
9       $  494.85
10      $  494.72
11      $  494.58
12      $  494.45
Total   $5,942.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.02%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   ---------
1       $ 1,065.17
2       $ 1,069.32
3       $ 1,073.51
4       $ 1,077.74
5       $ 1,081.99
6       $ 1,086.29
7       $ 1,090.62
8       $ 1,094.98
9       $ 1,099.38
10      $ 1,103.82
11      $ 1,108.30
12      $ 1,112.81
Total   $13,063.95

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $128,161.50
- Year 5 Surrender Charge      $ 20,840.00
                               -----------
=                              $   107,322 (rounded to the nearest dollar)